Exhibit 10.1

THE SECURITIES TO WHICH THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT RELATES HAVE NOT BEEN AND WILL NOT BE REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE, AND WILL BE ISSUED IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”) AND APPLICABLE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

DRNK BEVERAGE CORP.

(the “Issuer”)

SUBSCRIPTION AGREEMENT

Common Shares

The Issuer is offering common shares (each, a “Share”, collectively, the “Shares”) at a price of USD$2.50 per Share.

This Subscription is intended to replace, in entirety, the subscription agreement of the Issuer executed by LQR House Inc. in November, 2023 for subscription of 9,600,000 Shares and total subscription price of USD$4,800,000 (the “Proceeds”). The Subscriber acknowledges and agrees that the Proceeds were irrevocably transferred for the sole and exclusive use of the Issuer as of November, 2023.

The Shares will be offered pursuant to exemptions from the registration and prospectus requirements of applicable securities legislation. The Subscriber must be purchasing as principal or deemed under applicable securities laws to be purchasing as principal.

INSTRUCTIONS FOR COMPLETING THIS SUBSCRIPTION PRIOR TO DELIVERY TO THE ISSUER

1.	The subscriber (the “Subscriber”) must complete the information required on page 2 with respect to subscription amounts, subscriber details, and alternate registration and delivery particulars (if applicable), and must complete the personal information required on page 3.

2.	The Subscriber must complete the applicable forms (the “Forms”) at the end of Schedule B:

(a)	All Subscribers must complete Form 1 – “Certificate for Exemption”.

(b)	All Subscribers who are subscribing pursuant to sections (j), (k) and (l) of the definition of “accredited investor” in National Instrument 45-106 must complete and execute Form 1A – “Risk Acknowledgement – Individual Accredited Investor”.

(c)	All Subscribers who are resident in Ontario and subscribing pursuant to the Friends, Family and Business Associates exemption in NI 45-106 must complete and execute Form 1B – “Risk Acknowledgement - Ontario Family, Friends and Business Associate Investors”.

(d)	All Subscribers who are U.S. Purchasers (as defined in section 1.1 of Schedule “A” herein) must complete Form 2 – “Certificate of U.S. Accredited Investor Status”.

(e)	All subscribers must complete Form 3 “Acknowledgement and Direction”.

3.	Return this Subscription and all applicable Forms, schedules and appendices to the Issuer at 25th Floor, 700 West Georgia Street, Vancouver, BC V7Y 1B3. Subscribers can submit subscription funds by certified cheque, money order, wire transfer or bank draft drawn on a Canadian chartered bank and made payable to “Farris LLP in Trust” in same day freely transferable Canadian funds at par in Vancouver in the aggregate amount of the subscription funds therefore. Please note that all wire transfers must clearly reference the name of the Subscriber.

TO:	DRNK BEVERAGE CORP.

1.	The Subscriber irrevocably subscribes for and agrees to purchase from the Issuer the following securities:

Number of Shares at USD$2.50 each: 1920000

Total subscription price for the subscribed Shares: 4,800,000

2.	The Subscriber and the Issuer agree that the Shares, and the offering thereof, shall have and be conducted on the terms and conditions specified in Schedules “A” and “B” hereto. The Subscriber hereby makes the representations, warranties, acknowledgments and agreements set out in Schedules “A” and “B” hereto and in all applicable Forms, schedules and appendicies, and acknowledges and agrees that the Issuer and its respective counsel will and can rely on such representations, warranties, acknowledgments and agreements should this Subscription be accepted.

3.	Identity of and execution by Subscriber:

BOX A: SUBSCRIBER INFORMATION AND EXECUTION

LQR HOUSE INC
(name of subscriber)
6800 Indian Creek Dr ,Miami Beach, FL 33141
(address – include city, province and postal code)
323-412-9682	kumar@lqrhuse.com	X
(telephone number)	(email address)	(signature of subscriber/authorized signatory)
Kumar Abhishek, CFO
(if applicable, print name of signatory and office)

Execution hereof by the Subscriber shall constitute an offer and agreement to subscribe for the Shares set out in Item 1 above pursuant to the provisions of Item 2 above, and acceptance by the Issuer shall effect a legal, valid and binding agreement between the Issuer and the Subscriber. This Subscription may be executed and delivered by email, and shall be deemed to bear the date of acceptance below.

4.	If the Shares are to be registered other than as set out in Box A, the Subscriber directs the Issuer to register and deliver the Shares as follows:

BOX B: ALTERNATE REGISTRATION INSTRUCTIONS

(name of registered holder)

(address of registered holder – include city, province and postal code)

(registered holder: contact name, contact telephone number and contact email address)

5.	If the Shares are to be delivered other than as set out in Box A (or if completed, Box B):

BOX C: ALTERNATE DELIVERY INSTRUCTIONS

(name of recipient)

(address of recipient – include city, province and postal code)

(recipient: contact name, contact telephone number and contact email address)

ACCEPTANCE

This Subscription is accepted and agreed to by the Issuer	)	DRNK BEVERAGE CORP.

as of the ____ day of ____________________, 2024.	)
)
	)	Per:
	)		Authorized Signatory

SCHEDULE A

1.	Interpretation

1.1.	Unless the context otherwise requires, reference in this Subscription to:

(a)	“Applicable Securities Laws” means the Securities Act or analogous legislation of the Selling Jurisdictions and all rules, regulations, policies, orders, notices and other instruments incidental thereto;

(b)	“Closing” refers to the completion of the purchase and sale of the Shares, and if the purchase and sale occurs in two or more tranches, the completion of each shall be a “Closing”;

(c)	“Closing Date” means the date on which Closing occurs;

(d)	“Liquidity Event” means the completion by the Issuer of (i) an initial public offering, or (ii) another transaction as a result of which all outstanding Shares, or the securities of another issuer issued in exchange for all such outstanding Shares, are traded on a recognized stock exchange and are freely tradable (subject to control block restrictions);

(e)	“NI45-102” and “NI45-106” refer to National Instrument 45-102 and National Instrument 45-106, respectively, of the Canadian Securities Administrators;

(f)	“Selling Jurisdictions” refers to all jurisdictions where the Shares are sold;

(g)	“Subscription” means this subscription agreement and includes all schedules hereto and the Forms;

(h)	“U.S. Person” means a U.S. Person as that term is defined in Rule 902(o) of Regulation S promulgated under the United States Securities Act of 1933, as amended, and includes (i) any natural person resident in the United States and (ii) any partnership or corporation organized or incorporated under the laws of the United States, among other persons specified in such Rule; and

(i)	“U.S. Purchaser” means (a) a U.S. Person, (b) any person purchasing securities for the account or benefit of any U.S. Person or any person in the United States, (c) any person that receives or received an offer of the Securities while in the United States, (d) any person that is in the United States at the time the Subscribers’ buy order was made or this Subscription was executed or delivered.

1.2.	Unless otherwise stated, all dollar figures herein expressed are in Canadian Dollars.

1.3.	References imputing the singular shall include the plural and vice versa; references imputing individuals shall include corporations, partnerships, societies, associations, trusts and other artificial constructs and vice versa; and references imputing gender shall include the opposite gender.

2.	Description of Offering and Securities

2.1.	The Issuer is offering (the “Offering”) common shares (the “Shares”) at a price of USD$2.50 per Share. The Offering is not subject to any minimum aggregate offering and there can be no guarantees that the Issuer will raise sufficient funds to meet its objectives.

2.2.	The Shares are also be referred to herein as the “Securities”.

2.3.	The completion of transactions contemplated in this Subscription is subject to the following conditions:

(a)	the receipt by the Issuer from the Subscriber, in form and content satisfactory to the Issuer in its sole discretion, of any other documents required under Applicable Securities Laws which the Issuer requests;

(b)	the truth, at the time of acceptance and as at Closing, of the Subscriber’s representations and warranties under this agreement; and

(c)	the performance by the Subscriber of its covenants under this agreement.

2.4.	This Subscription is intended to replace, in entirety, the subscription agreement of the Issuer executed by LQR House Inc. in November, 2023 for subscription of 9,600,000 Shares and total subscription price of USD$4,800,000 (the “Proceeds”). The Subscriber acknowledges and agrees that the Proceeds were irrevocably transferred for the sole and exclusive use of the Issuer as of November, 2023.

3.	Eligibility and Subscription Procedure

3.1.	The Offering is being made pursuant to exemptions (the “Exemptions”) from the registration and prospectus requirements of Applicable Securities Laws. The Subscriber acknowledges and agrees that the Issuer and its counsel will and can rely on the representations, warranties, acknowledgments and agreements of the Subscriber contained in this Subscription and otherwise provided by the Subscriber to the Issuer to determine the availability of Exemptions should this Subscription be accepted.

3.2.	The Offering is not, and under no circumstances is to be construed as, a public offering of the Securities. The Offering is not being made, and this Subscription does not constitute, an offer to sell or the solicitation of an offer to buy the Securities in any jurisdiction where, or to any person to whom, it is unlawful to make such offer or solicitation.

3.3.	Subscribers must duly complete and execute this Subscription together with all applicable Forms and schedules hereto (please see the Instructions listed on the face page hereof) and return them to the Issuer with payment for the total subscription price for the subscribed Shares by way of a certified cheque, money order or bank draft made payable to “Farris LLP in Trust.” or by wire transfer.

3.4.	Subscriptions are irrevocable by the Subscriber.

3.5.	A Subscription will only be effective upon its acceptance by the Issuer. Subscriptions will only be accepted if the Issuer is satisfied that, and will be subject to a condition for the benefit of the Issuer that, the Offering can lawfully be made in the jurisdiction of residence of the Subscriber pursuant to an available Exemption and that all other Applicable Securities Laws have been and will be complied with in connection with the proposed distribution. The Issuer reserves the right to accept this Subscription in whole or in part.

3.6.	No offering memorandum or other disclosure document has been prepared or will be delivered to the Subscriber in connection with the Offering, and the Subscriber hereby expressly acknowledges and confirms that it has not received, and has no need for, an offering memorandum or other disclosure document in connection with the Offering.

4.	Closing Procedure

4.1.	The Offering will be completed at one or more Closings at such time or times, on such date or dates, and at such place or places, as the Issuer may determine. At each Closing, the Issuer will deliver certificates representing the Shares to those Subscribers whose subscriptions have been accepted, against the duly completed and executed subscriptions and applicable subscription price in respect thereof.

4.2.	In the event that the purchase and sale of the Shares contemplated by this Subscription is not completed or completed in part, the Issuer shall, as the case may be, immediately return this Subscription and the total subscription price for the subscribed Shares or return the part of the part of the subscription price representing the number of Shares in respect of which this subscription was not completed, all without interest or deduction.

5.	Reporting and Consent

5.1.	The Subscriber, on its own behalf and on behalf of any other person for whom it is contracting hereunder, expressly consents and agrees to:

(a)	the Issuer collecting personal information regarding the Subscriber for the purpose of completing the transactions contemplated by this Subscription; and

(b)	the Issuer releasing personal information regarding the Subscriber and this Subscription, including the Subscriber’s name, residential address, telephone number, email address and registration and delivery instructions, the number of Securities purchased, the number of securities of the Issuer held by the Subscriber, the status of the Subscriber as an insider, as a Pro Group member or as otherwise represented herein, and, if applicable, information regarding the beneficial ownership or the principals of the Subscriber, to securities regulatory authorities in compliance with Applicable Securities Laws, to other authorities as required by law and as required for the purpose of arranging for the preparation of the certificates representing the Securities in connection with the Offering.

Schedule A

The purpose of the collection of the information is to ensure the Issuer and its advisors will be able to issue Securities to the Subscriber in accordance with the instructions of the Subscriber and in compliance with applicable corporate, securities and other laws and to obtain the information required to be provided in documents required to be filed with securities regulatory authorities under Applicable Securities Laws and with other authorities as required, which may include their public disclosure of such information. The Subscriber, on its own behalf and on behalf of any other person for whom it is contracting hereunder, further expressly consents and agrees to the collection, use and disclosure of all such personal information by securities regulatory authorities and other authorities in accordance with their requirements, including but not limited to the publishing or making available to the public of such information and the provision of such information to third party service providers for their collection, use and disclosure from time to time.

The Subscriber further acknowledges and agrees that certain aspects of its personal information, namely the Subscriber’s name, residential address and number of Securities purchased, will be available in public record maintained by the British Columbia Securities Commission.

The contact information for the officer of the Issuer who can answer questions about the collection of information by the Issuer is as follows:

Name & Title: Connor Yuen, CEO and Director Issuer
Name: DRNK Beverage Corp.

Address: 837 West Hastings Street, Suite 300, Vancouver, British Columbia, V6C 3N9 Telephone No: ______________________

5.2.	The Subscriber, on its own behalf and on behalf of any other person for whom it is contracting hereunder, expressly acknowledges and agrees that:

(a)	the Issuer may be required to provide applicable securities regulators, or otherwise under the Proceeds of Crime (Money Laundering) and Terrorist Financing Act of Canada, a list setting forth the identities of the purchasers of the Securities and any personal information provided by the Subscriber, and the Subscriber hereby represents and warrants that to the best of the Subscriber’s knowledge, none of the funds representing the subscription proceeds to be provided by the Subscriber (i) have been or will be derived from or related to any activity that is deemed criminal under the law of Canada, the United States of America, or any other jurisdiction, or (ii) are being tendered on behalf of a person or entity who has not been identified to the Subscriber; the Subscriber hereby further covenants that it shall promptly notify the Issuer if the Subscriber discovers that any of such representations ceases to be true, and shall provide the Issuer with appropriate information in connection herewith; and

(b)	it shall complete, sign and return such additional documentation as may be required from time to time under Applicable Securities Laws or any other applicable laws in connection with the Offering and this subscription.

5.3.	Furthermore, the Subscriber is hereby notified and acknowledges that:

(a)	the Issuer may deliver to the Ontario Securities Commission certain personal information pertaining to the Subscriber, including such Subscriber’s full name, residential address, telephone number and email address, the number of Securities purchased by the Subscriber and the total purchase price paid for such Securities, the prospectus Exemption relied on by the Issuer and the date of distribution of the Securities,

(b)	such information is being collected indirectly by the Ontario Securities Commission under the authority granted to it in securities legislation,

(c)	such information is being collected for the purposes of the administration and enforcement of the securities legislation of Ontario, and

(d)	the Subscriber may contact the following public official in Ontario with respect to questions about the Ontario Securities Commission’s indirect collection of such information at the following address and telephone number:

Administrative Assistant to the Director of Corporate Finance

Ontario Securities Commission

Suite 1903, Box 55, 20 Queen Street West

Toronto, Ontario, M5H 3S8

Telephone: (416) 593-8086

Schedule A

6.	Resale Restrictions and Legending of Securities

6.1.	The Subscriber hereby acknowledges and agrees that the Offering is being made pursuant to Exemptions from prospectus and registration requirements under Applicable Securities Laws and, as a result, the Securities will be subject to a number of statutory restrictions on resale and trading. Until these restrictions expire, the Subscriber will not be able to sell or trade the Securities unless the Subscriber complies with an Exemption from the prospectus and registration requirements under applicable securities laws. In general, unless permitted under applicable securities laws, the Subscriber cannot trade the securities in Canada before the date that is four months and a day after the later of the day the Issuer becomes a reporting issuer in a jurisdiction of Canada and the Closing Date. See also section 6.3 below.

6.2.	The Subscriber acknowledges and agrees that:

(a)	the Securities have not been and will not be registered under the United States Securities Act of 1933, as amended (the “1933 Act”), or any state securities laws, and may not be offered and sold, directly or indirectly, in the United States or to, or for the account or benefit of, a U.S. Person without registration under the 1933 Act and any applicable state securities laws, unless an Exemption from registration is available;

(b)	the Issuer has no present intention and is not obligated under any circumstances to register the Securities, or to take any other actions to facilitate or permit any proposed resale or transfer thereof in the United States or otherwise to, or for the account or benefit of, a U.S. Person, and in particular, the Subscriber and the Issuer further acknowledge and agree that the Issuer is hereby required to refuse to register any transfer of the Securities not made in accordance with the provisions of Regulation S, pursuant to registration under the 1933 Act, or pursuant to an available Exemption from registration and in accordance with all applicable state securities laws.

6.3.	The foregoing discussion on hold periods and resale restrictions is a general summary only and is not intended to be comprehensive or exhaustive, or to apply in all circumstances. Subscribers are advised to consult with their own advisors concerning their particular circumstances and the particular nature of the restrictions on transfer, the extent of the applicable hold period and the possibilities of utilizing any further Exemptions from prospectus or registration requirements under Applicable Securities Laws or the obtaining of a discretionary order to transfer any Securities. Subscribers are further advised against attempting to resell or transfer any Securities until they have determined that any such resale or transfer is in compliance with the requirements of all applicable securities laws, including but not limited to compliance with restrictions on certain pre-trade activities and the filing with the appropriate regulatory authority of reports required upon any resale of the Securities.

6.4.	In the event that any of the Securities are subject to a hold period or any other restrictions on resale and transferability, the Issuer will place a legend on the certificates representing the Securities as are required under applicable securities laws or as it may otherwise deem necessary or advisable.

7.	Finder’s Fees

7.1.	Subject to compliance with applicable laws, the Issuer may pay a finder’s fee or commission to persons who assist in the introduction of investors to the Issuer. No finder’s fee will be payable, in respect of Shares sold to a U.S. person, to a finder who is not registered as a broker-dealer under the United States Securities Exchange Act of 1934, as amended, and applicable state securities laws, or unless such finder is exempt from such registration requirements.

8.	Miscellaneous

8.1.	The Subscriber acknowledges and agrees that all costs and expenses incurred by the Subscriber, including any fees and disbursements of any special counsel retained by the Subscriber, relating to the purchase, resale or transfer of the Securities shall be borne by the Subscriber.

8.2.	Each party to this Subscription covenants that it will, from time to time both before and after the Closing, at the request and expense of the requesting party, promptly execute and deliver all such other notices, certificates, undertakings, escrow agreements and other instruments and documents, and shall do all such other acts and other things, as may be necessary or desirable for purposes of carry out the provisions of this Subscription.

Schedule A

8.3.	Except as expressly provided for in this Subscription and in any agreements, instruments and other documents contemplated or provided for herein, this Subscription contains the entire agreement between the parties with respect to the sale of the Securities and there are no other terms, conditions, representations, warranties, acknowledgments and agreements, whether expressed or implied, whether written or oral, and whether made by statute, common law, the parties hereto or anyone else. This subscription may only be amended by instrument in writing signed by the parties hereto.

8.4.	The invalidity or unenforceability of any particular provision of this Subscription or part thereof shall not affect or limit the validity or enforceability of the remaining provisions of this Subscription or part thereof.

8.5.	This subscription, including without limitation the terms, conditions, representations, warranties, acknowledgments and agreements contained herein, shall survive and continue in full force and effect and be binding upon the Subscriber and the Issuer notwithstanding the completion of the purchase and sale of the Securities, the conversion or exercise thereof and any subsequent disposition thereof by the Subscriber.

8.6.	This subscription is not transferable or assignable. This subscription shall enure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

8.7.	This subscription is governed by the laws of the Province of British Columbia and the federal laws of Canada applicable therein. The Subscriber, in his personal or corporate capacity, irrevocably attorns to the jurisdiction of the courts of the Province of British Columbia.

8.8.	Time shall be of the essence hereof.

8.9.	This subscription may be executed in as many counterparts as may be necessary and delivered by email, and such counterparts and emails shall be deemed to constitute one and the same original instrument. Without limiting the foregoing, the Issuer may rely on email delivery of this Subscription, and delivery of such email shall be effective to create a valid and binding agreement between the Subscriber and the Issuer.

8.10.	The parties hereto acknowledge and confirm that they have requested that this subscription as well as all notices and other documents contemplated hereby be drawn up in the English language. Les parties aux présentes reconnaissent et confirment qu’elles ont convenu que la présente convention de souscription ainsi que tous les avis et documents qui s’y rattachent soient rédigés dans la langue anglaise.

Schedule A

SCHEDULE B

1.	Representations, Warranties, Acknowledgments and Agreements of the Subscriber

1.1.	The Subscriber hereby represents, warrants, certifies, acknowledges and agrees for the benefit of the Issuer and its respective counsel that:

(a)	the Subscriber is resident in the jurisdiction set out on page 2 above, and if such address is not located in British Columbia, the Subscriber expressly certifies that it is not resident in British Columbia;

(b)	no securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities, and in particular no governmental agency or authority, stock exchange or other regulatory body or any other entity has made any finding or determination as to the merit for investment of, nor have any such agencies, authorities, exchanges, bodies or other entities made any recommendation or endorsement with respect to, the Securities;

(c)	there is no government or other insurance covering the Securities;

(d)	this offer to subscribe for the Securities is unconditional, irrevocable and non-transferable;

(e)	the Issuer has advised the Subscriber that it is relying on one or more exemptions from the requirements to provide the Subscriber with a prospectus and to sell securities through a person registered to sell securities under the Applicable Securities Laws, and as a consequence of acquiring the Securities pursuant to such exemption, certain protections, rights and remedies provided in applicable securities legislation, including statutory rights of rescission or damages, may not be available to it;

(f)	the Subscriber has been further advised that due to the fact that no prospectus has been or is required to be filed with respect to the Securities under Applicable Securities Laws (i) the Subscriber may not receive information that might otherwise be required to be provided to it under such legislation, (ii) the Issuer is relieved from certain obligations that would otherwise apply under applicable legislation, and (iii) the Subscriber is restricted from using certain of the civil remedies available under such legislation;

(g)	the Subscriber has had access to all information regarding the Issuer and the Securities that the Subscriber has considered necessary in connection with its investment decision, and, in particular, the Subscriber’s decision to execute this Subscription and purchase Securities has been based entirely upon its own review of the investment, and has not been based upon any written or oral representation or warranty as to fact or otherwise made by or on behalf of the Issuer;

(h)	no person has made to the Subscriber any written or oral representations (i) that any person will resell or repurchase the Securities, (ii) that any person will refund the purchase price for the Securities, (iii) as to the future price or value of the Securities, or (iv) that the Securities will be listed and posted for trading or any stock exchange or that application has been made to list the common shares of the Issuer on any stock exchange;

(i)	the Subscriber is capable by reason of knowledge and experience in financial and business matters in general, and investments in particular, of assessing and evaluating the merits and risks of an investment in the Securities, and is and will be able to bear the economic loss of its entire investment in any of the Securities and can otherwise be reasonably assumed to have the capacity to protect its own interest in connection with the investment;

(j)	the Subscriber has been advised to consult its own investment, legal and tax advisors with respect to the merits and risks of an investment in the Securities, Applicable Securities Laws and applicable resale restrictions, and in all cases the Subscriber has not relied upon the Issuer or its respective counsel or advisors for investment, legal or tax advice, always having, if desired, in all cases sought the advice of the Subscriber’s own personal investment advisor, legal counsel and tax advisors, and in particular, the Subscriber has been advised and understands that it is solely responsible, and neither the Issuer nor its respective counsel or advisors are in any way responsible, for the Subscriber’s compliance with Applicable Securities Laws and with applicable resale restrictions regarding the holding and disposition of the Securities;

Schedule B

(k)	to the knowledge of the Subscriber, the Offering was not advertised or solicited in any manner in contravention of Applicable Securities Laws, and has not been made through or as a result of any general solicitation or general advertising or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(l)	the Subscriber is not a “control person” as defined under Applicable Securities Laws, will not become a “control person” by virtue of purchasing the Shares as contemplated herein, and shall not act in concert with any other person to form a control group of the Issuer;

(m)	the Subscriber is not an investment club;

(n)	the Subscriber has the legal capacity and competence to enter into and execute this Subscription and to take all actions required pursuant hereto, and if the Subscriber is not an individual, it is also duly formed and validly subsisting under the laws of its jurisdiction of formation and all necessary approvals by its directors, shareholders, partners and others have been obtained to authorize the entering into and execution of this Subscription and the taking of all actions required hereto on behalf of the Subscriber;

(o)	the Subscriber has duly and validly entered into, executed and delivered this Subscription and it constitutes a legal, valid and binding obligation of the Subscriber enforceable against it in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the enforcement of creditors’ rights generally and as limited by laws relating to the availability of equitable remedies;

(p)	the entering into of this Subscription and the transactions contemplated hereby does not and will not, conflict with, result in a violation or breach of, or constitute a default under, any of the terms and provisions of any law, regulation, order or ruling applicable to the Subscriber, or of any agreement, contract or indenture, written or oral, to which it is or may be a party or by which it is or may be bound, or, if the Subscriber is a corporation, its constating documents or any resolutions of its directors or shareholders;

(q)	the Subscriber is aware that the Issuer is not a reporting issuer or the equivalent in any jurisdiction and its securities are not listed or quoted on any exchange or other market, and the Issuer has no obligation to become a reporting issuer or the equivalent in any jurisdiction or to list its securities on any exchange or other market;

(r)	the Subscriber is familiar with the aims and objectives of the Issuer and the proposed use of the proceeds received by the Issuer from the sale of the Shares and is aware of the risk and other characteristics of this investment in the Shares including that there is no market whatsoever for the Shares or any other securities of the Issuer and the risk that the Subscriber may never be able to sell the Shares;

(s)	the Subscriber is aware and has been advised that the subscription monies represent “seed” or “risk” capital for the Issuer, that the Issuer is in a promotional and speculative stage of development, that there is no market whatsoever for the Shares or any other securities of the Issuer and that the Shares are highly speculative investments that involve a substantial degree of risk and may now or in the future have little or no value;

(t)	the Subscriber is aware that the constating documents of the Issuer provide that the Shares may not be sold, transferred or disposed of without the consent of the Issuer’s directors, which can effectively be withheld at the discretion of the directors;

(u)	the certificates representing the Shares acquired by the Subscriber will bear, a legend substantially in the following form and with the necessary information inserted:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE THE DATE THAT IS 4 MONTHS AND A DAY AFTER THE LATER OF (I) [THE DISTRIBUTION DATE], AND (II) THE DATE THE ISSUER BECAME A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY OF CANADA.”

(v)	the foregoing discussion on hold periods and resale restrictions is a general summary only and is not intended to be comprehensive or exhaustive, or to apply in all circumstances. The Subscriber is advised to consult with its own advisors concerning their particular circumstances and the particular nature of the restrictions on transfer, the extent of the applicable hold period and the possibilities of utilizing any further exemptions or the obtaining of a discretionary order to transfer any Shares. The Subscriber is further advised against attempting to resell or transfer any Shares until it has determined that any such resale or transfer is in compliance with the requirements of all Applicable Securities Laws, including but not limited to compliance with restrictions on certain pre-trade activities and the filing with the appropriate regulatory authority of reports required upon any resale of the Shares;

Schedule B

(w)	the Subscriber agrees to execute any and all escrow agreements as may be deemed necessary by the directors of the Issuer, in their discretion, and to comply with all resale restrictions on the Shares, statutory or otherwise. The Subscriber further agrees that in the event the Issuer completes a Liquidity Event and the Shares become free of any statutory hold period, the Subscriber will enter into any escrow or voluntary pooling agreements as may be required or requested by any regulatory authority or by any broker, investment dealer or sponsor retained by the Issuer in respect of such listing, and further agrees to execute any documents as may be required to put such escrow or pooling agreements into effect;

(x)	if required by Applicable Securities Laws or the Issuer, the Subscriber will execute, deliver and file, or assist the Issuer in filing, such reports, undertakings and other documents with respect to the issue and/or sale of the Shares as may be required by any securities commission, stock exchange or other regulatory authority;

(y)	the Issuer has allotted and issued Shares in the past, will be allotting and issuing Shares in addition to those sold under this Subscription and may in future allot and issue Shares at prices per common share less or greater than the subscription price herein to other parties including, without limitation, its directors, officers and other insiders;

(z)	with respect to compliance with the 1933 Act:

(i)	none of the Securities have been registered under the 1933 Act, or under any state securities or “blue sky” laws of any state of the United States, and, unless so registered, may not be offered or sold except pursuant to an effective registration statement under the 1933 Act or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act;

(ii)	the Subscriber is neither an underwriter of, or dealer in, the common shares of the Issuer, nor participating, pursuant to a contractual agreement or otherwise, in the distribution of the Securities;

(iii)	the Subscriber is acquiring the Securities for investment only and not with a view to resale or distribution and, in particular, has no intention to distribute, directly or indirectly, all or any of the Securities in the United States or to U.S. Persons or to persons in the United States, and the Subscriber does not have any agreement or understanding (either written or oral) with any U.S. Person or person in the United States respecting (A) the transfer or assignment of any rights or interests in any of the Securities; (B) the division of profits, losses, fees, commissions, or any financial stake in connection with this Subscription or the Securities; or (C) the voting of any securities offered hereby or underlying any securities offered hereby;

(iv)	the Subscriber does not intend to and will not engage in hedging transactions with regard to the Securities unless in compliance with the 1933 Act;

(v)	any person who acquires Securities may at the Issuer’s discretion be required to provide the Issuer with written certification that it is not a U.S. Person or person in the United States and that the Securities are not being acquired, directly or indirectly, for the account or benefit of a U.S. Person or person in the United States; and

(vi)	the current structure of this transaction and all transactions and activities contemplated hereunder, and the Subscriber’s participation therein, is not a scheme to avoid the registration requirements of the 1933 Act;

(aa)	unless the Subscriber has completed Form 2 – Certificate of U.S. Accredited Investor Status, attached hereto:

(i)	the Subscriber is not a U.S. Person or person in the United States and is not acquiring the Securities, directly or indirectly, for the account or the benefit of a U.S. Person or person in the United States;

(ii)	the Securities have not been offered to the Subscriber while the Subscriber was in the United States, and the individuals making the order to purchase the Securities and executing and delivering this Subscription for the account or benefit of the Subscriber were not in the United States when the order was placed or when this Subscription was executed and delivered; and

Schedule B

(iii)	the Subscriber is not purchasing the Shares as the result of any directed selling efforts (as defined in Rule 902(c) of the 1933 Act; and

(bb)	if the Subscriber has completed Form 2 – Certificate of U.S. Accredited Investor Status, attached hereto:

(i)	the Subscriber, by completing Form 2 – Certificate of U.S. Accredited Investor Status, is representing and warranting to the Issuer that the Subscriber is an “accredited investor” as the term is defined in Regulation D promulgated under the 1933 Act, and that all information contained in the Subscriber’s completed Form 2 – Certificate of U.S. Accredited Investor Status is complete and accurate in all respects and may be relied upon by the Issuer;

(ii)	the Subscriber will not acquire the Securities as a result of, and will not itself engage in, any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Securities; provided, however, that the Subscriber may sell or otherwise dispose of any of the Securities pursuant to registration thereof under the 1933 Act and any applicable state securities laws or under an exemption from such registration requirements;

(iii)	the Subscriber and their advisor(s) have had a reasonable opportunity to ask questions of and receive answers from the Issuer in connection with the distribution of the Securities hereunder, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information about the Issuer;

(iv)	the books and records of the Issuer were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the Subscriber during reasonable business hours at its principal place of business, and all documents, records and books in connection with the distribution of the Securities hereunder have been made available for inspection by the Subscriber and/or their advisor(s);

(v)	the Subscriber hereby acknowledges that that upon the issuance thereof, and until such time as the same is no longer required under the applicable securities laws and regulations, the certificates representing any of the Securities will bear legends in substantially the form set forth on Form 2 hereto;

(vi)	the Issuer will refuse to register any transfer of the Securities not made pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from the registration requirements of the 1933 Act; and

(vii)	the statutory and regulatory basis for the exemption claimed for the offer of the Securities would not be available if the Offering is part of a plan or scheme to evade the registration provisions of the 1933 Act.

Schedule B

1.2.	The Subscriber hereby represents, warrants, acknowledges and agrees for the benefit of the Issuer and its counsel that it is purchasing the Shares as principal (or is deemed under Applicable Securities Laws to be doing so), not for the benefit of any other person and not with a view to the resale or distribution of all or any of the Securities, and:

(a)	in respect of a Subscriber resident in or otherwise subject to the securities laws of a Province or Territory of Canada, it is:

(i)	a person described in section 2.3 of NI45-106 by virtue of being an “accredited investor” as defined in NI45-106, and provided that it is not a person that is or has been created or used solely to purchase or hold securities as an “accredited investor” as described in paragraph (m) of the definition of “accredited investor” in NI45-106;

(ii)	a person described in section 2.5 of NI45-106 by virtue of being (A) a director, executive officer or control person of the Issuer or of an affiliate of the Issuer; (B) a spouse, parent, grandparent, brother, sister, child or grandchild of a director, executive officer or control person of the Issuer or an affiliate of the Issuer; (C) a parent, grandparent, brother, sister, child or grandchild of the spouse of a director, executive officer or control person of the Issuer or of an affiliate of the Issuer; (D) a close personal friend or close business associate of a director, executive officer or control person of the Issuer or of an affiliate of the Issuer; (E) a founder of the Issuer or a spouse, parent, grandparent, brother, sister, child, grandchild, close personal friend or close business associate of a founder of the Issuer; (F) a parent, grandparent, brother, sister, child or grandchild of a spouse of a founder of the Issuer; (G) a person of which a majority of the voting securities are beneficially owned by, or a majority of the directors are, persons described in paragraphs 1.2(a)(ii)(A) to 1.2(a) (ii)(F); or (H) a trust or estate of which all of the beneficiaries or a majority of the trustees are persons described in paragraphs 1.2(a)(ii)(A) to 1.2(a)(ii)(F);

(iii)	a person which is not an individual and is described in section 2.10 of NI45-106 by virtue of the Shares subject to this subscription having an aggregate acquisition cost to the purchaser of not less than $150,000 paid in cash, and provided that it is not a person that is or has been created or used solely to purchase or hold securities in reliance on the exemption provided by section 2.10 of NI45-106, and further provided that if it is resident in or otherwise subject to the securities laws of Alberta, no document purporting to describe the business and affairs of the Issuer, which has been prepared for review by prospective purchasers to assist such prospective purchasers in making an investment decision in respect of the Shares, has been delivered to or summarized for or seen by or requested by the Subscriber in connection with the Offering; or

(iv)	a person described in section 2.24 of NI45-106 by virtue of being an employee, “executive officer”, “director” or “consultant” of the Issuer or of a “related entity” of the Issuer or by virtue of being a “permitted assign” of the foregoing persons, as those terms are defined in sections 1.1 or 2.22 of NI45-106, and its participation in the Offering is voluntary, and the Subscriber has certified same by marking the applicable boxes and signing and returning Form 1 and Form 1A, as applicable, herein.

Schedule B

1.3.	In respect of all Subscribers resident outside of Canada or the United States, the Subscriber hereby represents, warrants, acknowledges and agrees for the benefit of the Issuer and its respective counsel that:

(a)	it is knowledgeable of, or has been independently advised as to, the applicable securities laws of the securities regulatory authorities (the “International Authorities”) having application to the Offering and the Issuer in the jurisdiction (the “International Jurisdiction”) in which the Subscriber is resident;

(b)	it is purchasing Securities pursuant to an applicable Exemption from any prospectus, registration or similar requirements under the applicable securities laws of the International Jurisdiction, or the Subscriber is permitted to purchase the Securities under the applicable securities laws of the International Jurisdiction without the need to rely on such Exemptions;

(c)	the applicable securities laws of the International Jurisdiction do not require the Issuer to make any filings or seek any approvals of any nature whatsoever with or from any of the International Authorities in connection with the Offering or the Securities, including any resale thereof;

(d)	the Offering and the completion of the offer and sale of the Securities to the Subscriber as contemplated herein complies in all respects with the applicable securities laws of the International Jurisdiction, and does not trigger:

(i)	any obligation to prepare and file a prospectus or similar or other offering document, or any other report with respect to such purchase in the International Jurisdiction; or

(ii)	any continuous disclosure reporting obligation of the Issuer in the International Jurisdiction; and

(e)	it will, if requested by the Issuer, deliver to the Issuer a certificate or opinion of local counsel from the International Jurisdiction which will confirm the matters referred to in subparagraphs (ii), (iii) and (iv) above to the satisfaction of the Issuer, acting reasonably.

2.	Reliance, Notification, Indemnity and Survival

2.1.	The Subscriber acknowledges and agrees that the Issuer and its respective counsel will and can rely on the representations, warranties, certifications, acknowledgments and agreements of the Subscriber contained in this Subscription and otherwise provided by the Subscriber to and with the Issuer to determine the availability of Exemptions from prospectus and registration requirements under Applicable Securities Laws should this Subscription be accepted, and otherwise in completing the offering, issue and sale of the Securities to the Subscriber in accordance with applicable laws. The Subscriber covenants and agrees to provide evidence to the Company of the Subscriber’s qualifications for the Exemption indicated on Form 1 immediately upon request by the Company.

2.2.	The Subscriber undertakes to notify the Issuer immediately of any change in any representation, warranty or other information pertaining to the Subscriber herein or otherwise provided in connection with this Subscription which takes place prior to Closing.

2.3.	The Subscriber hereby agrees to indemnify and hold harmless the Issuer against all actions, claims, damages, costs, expenses, losses and liabilities which it may suffer or incur as a result of this Subscription.

2.4.	The representations, warranties, acknowledgements and agreements made by the Subscriber in this Subscription and otherwise provided by the Subscriber and the Issuer shall be true and correct as of the date of execution of this Subscription and as of Closing as if repeated thereat, and shall survive the Closing.

Schedule B

Each Subscriber is required to complete and execute this Certificate. If the Subscriber is purchasing as agent for a Disclosed Principal it must complete and provide as a separate attachment a copy of this Certificate on behalf of such Disclosed Principal. All subscribers, other than residents of Ontario, must qualify under at least one of categories 1 to 4. All subscribers resident in Ontario must qualify under at least one of categories 1, 3, 4 or 5.

FORM 1

CERTIFICATE FOR EXEMPTION

In addition to the representations, warranties acknowledgments and agreements contained in the subscription to which this Form 1 – Certificate for Exemption is attached, the Subscriber, for itself or on behalf of any Disclosed Principal, as applicable, hereby represents, warrants and certifies to the Issuer and the Agent that the Subscriber or the Disclosed Principal, as applicable, is purchasing the securities set out in the subscription as principal, that it is resident in the jurisdiction set out on page 2 or 3, as applicable, of the subscription agreement and: [check all appropriate boxes]

Category 1: Accredited Investor

The Subscriber or the Disclosed Principal, as applicable, is:

______	(a)	a Canadian financial institution, or a Schedule III bank;

______	(b)	the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada);

______	(c)	a subsidiary of any person referred to in paragraphs (a) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;

______	(d)	a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer;

______	(e)	an individual registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d);

______	(e.1)	an individual formerly registered under the securities legislation of a jurisdiction of Canada, other than an individual formerly registered solely as a representative of a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador);

______	(f)	the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada;

______	(g)	a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l’île de Montréal or an intermunicipal management board in Québec;

______	(h)	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or an agency of that government;

______	(i)	a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada;

______	(j)	an individual who, either alone or with a spouse, beneficially owns, directly or indirectly, financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $1,000,000 (Complete Form 1A - “Risk Acknowledgement – Accredited Investor”)

______	(j.1)	an individual who beneficially owns financial assets having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds $5,000,000;

______	(k)	an individual whose net income before taxes exceeded $200,000 in each of the two most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the two most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year (Complete Form 1A - “Risk Acknowledgement – Accredited Investor”);

Form 1

______	(l)	an individual who, either alone or with a spouse, has net assets of at least $5,000,000 (Complete Form 1A - “Risk Acknowledgement – Accredited Investor”);

______	(m)	a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements and that was not created or used solely to purchase or hold securities as an accredited investor under this paragraph (m);

______	(n)	an investment fund that distributes or has distributed its securities only to;

(i)	a person that is or was an accredited investor at the time of the distribution;

(ii)	a person that acquires or acquired securities in the circumstances referred to in sections 2.10 of NI 45-106 [Minimum amount investment], or 2.19 of NI 45-106 [Additional investment in investment funds]; or

(iii)	a person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 of NI 45-106 [Investment fund reinvestment];

______	(o)	an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator, or, in Québec, the securities regulatory authority has issued a receipt;

______	(p)	a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be;

______	(q)	a person acting on behalf of a fully managed account managed by that person, if that person is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction;

______	(r)	a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded;

______	(s)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function;

______	(t)	a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors;

______	(u)	an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser;

______	(v)	a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as an accredited investor; or

______	(w)	a trust established by an accredited investor for the benefit of the accredited investor’s family members of which a majority of the trustees are accredited investors and all of the beneficiaries are the accredited investor’s spouse, a former spouse of the accredited investor or a parent, grandparent, brother, sister, child or grandchild of that accredited investor, of that accredited investor’s spouse or of that accredited investor’s former spouse.

Form 1

Definitions:

“financial assets” means

(a)	cash,

(b)	securities, or

(c)	a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation;

“fully managed account” means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client’s express consent to a transaction;

“investment fund” means a mutual fund or a non-redeemable investment fund, and, for greater certainty in British Columbia, includes an EVCC and a VCC;

“person” includes

(a)	an individual,

(b)	a corporation,

(c)	a partnership, trust, fund and an association, syndicate, organization or other organized group of persons, whether incorporated or not, and

(d)	an individual or other person in that person’s capacity as a trustee, executor, administrator or personal or other legal representative;

“related liabilities” means

(a)	liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets, or

(b)	liabilities that are secured by financial assets;

“spouse” means, an individual who,

(a)	is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual, or

(b)	is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender; or

(c)	in Alberta, is an individual referred to in paragraph (a) or (b), or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta);

“subsidiary” means in issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary;

Category 2: Family, Friends and Business Associates

The Subscriber or the Disclosed Principal, as applicable, is not a resident of or otherwise subject to the securities laws of Ontario, and is [check appropriate box and complete related blanks]

______	(a)	a director, executive officer or control person of the Issuer, or of an affiliate of the Issuer;

______	(b)	a spouse, parent, grandparent, brother, sister, child or grandchild of a director, executive officer or control person of the Issuer, or of an affiliate of the Issuer, namely ______________________________________________; (name of director, executive officer or control person, and state length of relationship)

______	(c)	a parent, grandparent, brother, sister, child or grandchild of the spouse of a director, executive officer or control person of the Issuer or of an affiliate of the Issuer, namely __________________________________________; (name of director, executive officer or control person and state length of relationship)

______	(d)	a close personal friend* of a director, executive officer or control person of the Issuer, or of an affiliate of the Issuer, namely ________; (name of director, executive officer or control person and state length of relationship)

Form 1

______	(e)	a close business associate** of a director, executive officer or control person of the Issuer, or of an affiliate of the Issuer, namely ________;(name of director, executive officer or control person and state length of relationship)

______	(f)	a founder of the Issuer or a spouse, parent, grandparent, brother, sister, child, grandchild, close personal friend* or close business associate** of a founder of the Issuer, namely__________________________________________; (name of founder and state length of relationship)

______	(g)	a parent, grandparent, brother, sister, child or grandchild of the spouse of a founder of the Issuer, namely __________________________________________; (name of founder and state length of relationship)

______	(h)	a person of which a majority of the voting securities are beneficially owned by, or a majority of the directors are, persons described in paragraphs (a) to (g);

______	(i)	a trust or estate of which all of the beneficiaries or a majority of the trustees or executors are persons described in paragraphs (a) to (g);

Notes:

*	“close personal friend” means an individual who has known the named director, executive officer, control person or founder well enough and for a sufficient period of time to be in a position to assess the capabilities and trustworthiness of that person. The term “close personal friend” can include a family member who is not already specifically identified in paragraphs (b), (c), (f) or (g) if the family member otherwise meets the criteria described above. An individual’s relationship with the named director, executive officer, control person or founder must be direct. An individual is not a “close personal friend” solely because that individual is a relative, a client, customer, former client or former customer of, or is a member of the same organization, association or religious group as, the named director, executive officer, control person or founder.

**	“close business associate” means an individual who has had sufficient prior business dealings with the named director, executive officer, control person or founder to be in a position to assess the capabilities and trustworthiness of that person. An individual’s relationship with the named director, executive officer, control person or founder must be direct. An individual is not a “close business associate” solely because that individual is a client, customer, former client or former customer of, or is a casual business associate of, or is a person introduced or solicited for the purpose of purchasing securities by, the named director, executive officer, control person or founder.

Form 1

Category 3: $150,000 Purchaser

The Subscriber or the Disclosed Principal, as applicable, is not an individual and has an acquisition cost for the Securities of not less than $150,000 paid in cash, and is not a person that is or has been created or used solely to purchase or hold securities in reliance on the exemption provided by section 2.10 of NI45-106.

Category 4: Employees, Officers, Directors and Consultants

The Subscriber or the Disclosed Principal, as applicable, is:

______	(a)	an employee of the Issuer or of a “related entity” of the Issuer;

______	(b)	an executive officer of the Issuer or of a “related entity” of the Issuer;

______	(c)	a director of the Issuer or of a “related entity” of the Issuer;

______	(d)	a consultant of the Issuer or of a “related entity” of the Issuer; or

______	(e)	a “permitted assign” of a person described in paragraphs (a) to (d), and its participation in the Offering is voluntary.

Category 5: Founder, Control Person and Family (only available for Ontario residents)

The Subscriber or the Disclosed Principal, as applicable, is resident in or otherwise subject to the securities laws of Ontario,

and is:

______	(a)	a founder of the Issuer;

______	(b)	an affiliate of a founder of the Issuer, namely __________________________________________; (name of founder)

______	(c)	a spouse, parent, brother, sister, grandparent, child or grandchild of an executive officer, director or founder of the Issuer, namely __________________________________________; (name of executive officer, director, or founder)

______	(d)	a person that is a control person of the Issuer;

* * * * * * *

The representations, warranties, statements and certification made in this Certificate are true and accurate as of the date of this Certificate and will be true and accurate as of the Closing. If any such representation, warranty, statement or certification becomes untrue or inaccurate prior to the Closing, the Subscriber shall give the Issuer immediate written notice thereof.

The Subscriber acknowledges and agrees that the Issuer will and can rely on this Certificate in connection with the Subscriber’s subscription agreement.

EXECUTED by the Subscriber at ______________________ this _____ day of _______________, 20____.07 June 24

If a corporation, partnership or other entity:	If an individual:

LQR HOUSE INC
Print Name of Subscriber/Disclosed Principal	Print Name of Subscriber/Disclosed Principal

Signature of Authorized Signatory	Signature

Kumar Abhishek, CFO
Name and Position of Authorized Signatory	Representative Capacity, if applicable

Jurisdiction of Residence of Subscriber/Disclosed Principal	_________Jurisdiction of Residence of Subscriber/Disclosed Principal

Form 1

FORM 1A

Form 45-106F9

Risk Acknowledgment
Individual Accredited Investors

WARNING!
This investment is risky. Don’t invest unless you can afford to lose all the money you pay for this investment.

SECTION 1 TO BE COMPLETED BY THE ISSUER OR SELLING SECURITY HOLDER	
1. About your investment	
Type of securi6es: **Common Shares**	Issuer: DRNK Beverage Corp.
Purchased from: **DRNK Beverage Corp.**	
SECTIONS 2 TO 4 TO BE COMPLETED BY THE PURCHASER	
2. Risk acknowledgement	
This investment is risky. Ini6al that you understand that:	**Your iniNal s**
Risk of loss – You could lose your en6re investment of $___________ . [*Instruc(on: Insert the total dollar amount of the*	
investment.] **Liquidity risk –** You may not be able to sell your investment quickly – or at all.	
Lack of informaNon – You may receive liQle or no informa6on about your investment.	
Lack of advice – You will not receive advice from the salesperson about whether this investment is suitable for you unless the salesperson is registered. The salesperson is the person who meets with, or provides informa6on to, you about making this investment. To check whether the salesperson is registered, go to www.aretheyregistered.ca.	
3. Accredited investor status	
You must meet at least **one** of the following criteria to be able to make this investment. Ini6al the statement that applies to you. (You may ini6al more than one statement.) The person iden6fied in sec6on 6 is responsible for ensuring that you meet the defini6on of accredited investor. That person, or the salesperson iden6fied in sec6on 5, can help you if you have ques6ons about whether you meet these criteria.	**Your iniNal s**
• Your net income before taxes was more than $200,000 in each of the 2 most recent calendar years, and you expect it to be more than $200,000 in the current calendar year. (You can find your net income before taxes on your personal income tax	
return.) • Your net income before taxes combined with your spouse’s was more than $300,000 in each of the 2 most recent calendar years, and you expect your combined net income before taxes to be more than $300,000 in the current calendar year.	
• Either alone or with your spouse, you own more than $1 million in cash and securi6es, a\er subtrac6ng any debt related to the cash and securi6es.	
• Either alone or with your spouse, you have net assets worth more than $5 million. (Your net assets are your total assets (including real estate) minus your total debt.)	
4. Your name and signature	
By signing this form, you confirm that you have read this form and you understand the risks of making this investment as iden6fied in this form.	
First and last name (please print):

Form 1

Signature:	Date:
SECTION 5 TO BE COMPLETED BY THE SALESPERSON	
5. Salesperson informaNon	
[Instruc(on: The salesperson is the person who meets with, or provides informa(on to, the purchaser with respect to making this investment. That could include a representa(ve of the issuer or selling security holder, a registrant or a person who is exempt from the registra(on requirement.]	
First and last name of salesperson (please print):	
Telephone:	Email:
Name of firm (if registered):	
SECTION 6 TO BE COMPLETED BY THE ISSUER OR SELLING SECURITY HOLDER	
6. For more informaNon about this investment	
For investment in a non-investment fund *DRNK Beverage Corp.* *837 West Has(ngs Street, Suite 300* *Vancouver, B.C. V6C 3N9* *AZen(on: Connor Yuen, CEO and Director* *Phone: ________________* *Email: connoryuen@conquestvc.com* **For more informaNon about prospectus exempNons, contact your local securiNes regulator. You can find contact informaNon at www.securiNes-administrators.ca.**	

Form instruc7ons:

1. *This form does not mandate the use of a specific font size or style but the font must be legible.*
2. *The informa(on in sec(ons 1, 5 and 6 must be completed before the purchaser completes and signs the form.*
3. *The purchaser must sign this form. Each of the purchaser and the issuer or selling security holder must receive a copy of this form signed by the purchaser. The issuer or selling security holder is required to keep a copy of this form for 8 years aHer the distribu(on.*

FORM 1B

Form 45-106F12

Risk Acknowledgement
Ontario Family, Friend and Business Associate Investors

WARNING!

This investment is risky. Don't invest unless you can afford to lose all the money you pay for this investment.

SECTION 1 TO BE COMPLETED BY THE ISSUER
1. About your investment

Form 1

Type of securi6es: *Common Shares*	Issuer: DRNK Beverage Corp. *(the "Issuer")*

SECTIONS 2 TO 4 TO BE COMPLETED BY THE PURCHASER

2. Risk acknowledgement

This investment is risky. Ini6al that you understand that:	**Your initials**
Risk of loss – You could lose your en6re investment of $________. [*Instruc(on: Insert the total dollar amount of the investment.] investment.]*	
Liquidity risk – You may not be able to sell your investment quickly – or at all.	
Lack of information – You may receive liQle or no information about your investment. The informa6on you receive may be limited to the informa6on provided to you by the family member, friend or close business associate specified **in secNon 3 of this form.**	

3. Family, friend or business associate status

You must meet one of the following criteria to be able to make this investment. Ini6al the statement that applies to you:	**Your initials**
A) You are: 1) *[check all applicable boxes]* □ a director of the issuer or an affiliate of the issuer □ an execu6ve officer of the issuer or an affiliate of the issuer □ a control person of the issuer or an affiliate of the issuer □ a founder of the issuer OR 2) *[check all applicable boxes]* □ a person of which a majority of the vo6ng securi6es are beneficially owned by, or a majority of the directors are, (i) individuals listed in (1) above and/or (ii) family members, close personal friends or close business associates of individuals listed in (1) above □ a trust or estate of which all of the beneficiaries or a majority of the trustees or executors are (i) individuals listed in (1) above and/or (ii) family members, close personal friends or close business associates of individuals listed in (1) above	

B) You are a family member of ____________________________________ *[Instruc(on: Insert the name of the person who is your rela(ve either directly or through his or her spouse]*, who holds the following posi6on at the issuer or an affiliate of the issuer: _______________________________. You are the ____________________________ of that person or that person's spouse. *[Instruc(on: To qualify for this investment, you must be (a) the spouse of the person listed above or (b) the parent, grandparent, brother, sister, child or grandchild of that person or that person's spouse.]*

Form 1

C) You are a close personal friend of _______________________________ *[Instruc(on: Insert the name of your close personal friend]*, who holds the following posi6on at the issuer or an affiliate of the issuer: ______________________________. You have known that person for _____ years.	
D) You are a close business associate of ______________________________ *[Instruc(on: Insert the name of your close business associate]*, who holds the following posi6on at the issuer or an affiliate of the issuer: ____________________________. You have known that person for _____ years.	

4. Your name and signature	
By signing this form, you confirm that you have read this form and you understand the risks of making this investment as iden6fied in this form. You also confirm that you are eligible to make this investment because you are a family member, close personal friend or close business associate of the person iden6fied in sec6on 5 of this form. Kumar Abhishek	
First and last name (please print)**:**	
Signature:	Date: 07th June 2024
SECTION 5 TO BE COMPLETED BY PERSON WHO CLAIMS THE CLOSE PERSONAL RELATIONSHIP, IF APPLICABLE	
5. Contact person of the issuer or an affiliate of the issuer	
[Instruc(on: To be completed by the director, execu(ve officer, control person or founder with whom the purchaser has a close personal rela(onship indicated under sec(ons 3B, C or D of this form.] By signing this form, you confirm that you have, or your spouse has, the following rela6onship with the purchaser: *[check the box that applies]* ☐ family rela6onship as set out in sec6on 3B of this form ☐ close personal friendship as set out in sec6on 3C of this form ☐ close business associate rela6onship as set out in sec6on 3D of this form	
First and last name of contact person (please print):	
Posi6on with the issuer or affiliate of the issuer (director, execu6ve officer, control person or founder):	
Telephone:	Email:
Signature:	Date:
SECTION 6 TO BE COMPLETED BY THE ISSUER	
6. For more information about this investment

Form 1

DRNK Beverage Corp.
837 West Has(ngs Street, Suite 300
Vancouver, B.C. V6C 3N9
AZen(on: Connor Yuen, CEO and Director

Phone: __________________

Email: connoryuen@conquestvc.com

For more information about prospectus exemptions, contact your local securities regulator. You can find contact information at www.securities-administrators.ca.

Signature of executive officer of the issuer (other than the purchaser):	Date:

***Form instructions**:*

1 *This form does not mandate the use of a specific font size or style but the font must be legible.*

2. *The informa(on in sec(ons 1, 5 and 6 must be completed before the purchaser completes and signs the form.*

3. *The purchaser, an execu(ve officer who is not the purchaser and, if applicable, the person who claims the close personal rela(onship to the purchaser must sign this form. Each of the purchaser, contact person at the issuer and the issuer must receive a copy of this form signed by the purchaser. The issuer is required to keep a copy of this form for 8 years aHer the distribu(on.*

4. *The detailed rela(onships required to purchase securi(es under this exemp(on are set out in sec(on 2.5 of Na(onal Instrument 45-106 Prospectus and Registra(on Exemp(ons. For guidance on the meaning of "close personal friend" and "close business associate", please refer to sec(ons 2.7 and 2.8, respec(vely, of Companion Policy 45-106CP Prospectus and Registra(on Exemp(on*

Form 1

FORM 2

CERTIFICATE OF U.S. ACCREDITED INVESTOR STATUS

In addition to the representations, warranties, acknowledgments and agreements contained in the subscription agreement (the “subscription”) to which this Form 2 – Certificate of U.S. Accredited Investor Status is attached, the Subscriber hereby represents, warrants and certifies to the Issuer that the Subscriber is purchasing the securities set out in the subscription as principal, that the Subscriber is a resident of the jurisdiction of its disclosed address set out in the Subscriber’s information on page 2 of the subscription, and:

1.	The Subscriber hereby represents, warrants, acknowledges and agrees to and with the Issuer that the Subscriber:

(a)	is a U.S. Purchaser;

(b)	has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the transactions detailed in the subscription and it is able to bear the economic risk of loss arising from such transactions;

(c)	is acquiring the Securities for investment only and not with a view to resale or distribution and, in particular, it has no intention to distribute either directly or indirectly any of the Securities in the United States or to U.S. Persons; provided, however, that the Subscriber may sell or otherwise dispose of any of the Securities pursuant to registration thereof pursuant to the Securities Act of 1933, as amended (the “1933 Act”), and any applicable State securities laws or if an exemption from such registration requirements is available or registration is otherwise not required under the 1933 Act;

(d)	is not acquiring the Securities as a result of any form of general solicitation or general advertising, as such terms are defined for purposes of Regulation D under the 1933 Act, including, without limitation, any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over radio or television, or published or broadcast by means of any form of electronic display (including but not limited to the Internet), or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(e)	satisfies one or more of the categories of the definition of accredited investor in Rule 501(a) of Regulation D under the 1933 Act (“Accredited Investor”) indicated below (check appropriate box):

Category 1:	An organization described in Section 501(c)(3) of the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust, or a partnership, not formed for the specific purpose of acquiring the Securities offered, with total assets in excess of US $5,000,000;

Category 2:	A natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of the person’s purchase exceeds US $1,000,000 (for purposes of calculating net worth: (i) the person’s primary residence shall not be included as an asset; (ii) indebtedness that is secured by the person’s primary residence, up to the estimated fair market value of the primary residence at the time of the sale of securities, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of the sale of securities exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); and (iii) indebtedness that is secured by the person’s primary residence in excess of the estimated fair market value of the primary residence shall be included as a liability);

Category 3:	A natural person who had an individual income in excess of US $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of US $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

Form 2	Certificate for
- 1 -	U.S. Status

Category 4:	A bank as defined in Section (3)(a)(2) of the 1933 Act or savings and loan association or other institution as defined in Section 3(a)(5)(A) of the 1933 Act, whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934 (United States); an insurance company as defined in Section 2(a)(13) of the 1933 Act; an investment company registered under the Investment Company Act of 1940 (United States) or a business development company as defined in Section 2(a)(48) of such act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958 (United States); a plan established and maintained by a state, its political subdivisions, or an agency or instrumentality of a state or its political subdivisions, for the benefit of its employees if the plan has total assets in excess of US$5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 (United States) if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of US$5,000,000, or, if a self-directed plan, with investment decisions made solely by persons that are Accredited Investors;

Category 5:	A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940 (United States);

Category 6:	A director or executive officer of the Issuer;

Category 7	A trust with total assets in excess of US$5,000,000, not formed for the specific purpose of acquiring the Securities offered, whose purchase is directed by a sophisticated person, being defined as a person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment; or Category 8 An entity in which all of the equity owners are Accredited Investors; and

(f)	if an individual, is a resident of the state or other jurisdiction of its disclosed address set out in the Subscriber’s information on page 2 of its subscription; or if not an individual, has received and accepted the offer to acquire the Securities at the office of the Subscriber at the disclosed address set out in the Subscriber’s information on page 2, of its subscription.

2.	The Subscriber acknowledges and agrees that:

(a)	the Subscriber has not acquired the Securities as a result of, and will not itself engage in, any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Securities; provided, however, that the Subscriber may sell or otherwise dispose of any of the Securities pursuant to registration of any of the Securities pursuant to the 1933 Act and any applicable state securities laws or under an exemption from such registration requirements and as otherwise provided herein;

(b)	if the Subscriber decides to offer, sell or otherwise transfer any of the Securities, it will not offer, sell or otherwise transfer any of such securities, directly or indirectly, unless:

(i)	the sale is to the Issuer;

(ii)	the sale is made pursuant to the requirements of Rule 904 promulgated under the 1933 Act;

(iii)	the sale is made pursuant to the exemption from the registration requirements under the 1933 Act provided by Rule 144 thereunder if available and in accordance with any applicable state securities or “Blue Sky” laws; or

(iv)	the Securities are otherwise sold in a transaction that does not require registration under the 1933 Act or any applicable U.S. state laws and regulations governing the offer and sale of securities, and it has prior to such sale furnished to the Issuer an opinion of counsel reasonably satisfactory to the Issuer;

Form 2	Certificate for
- 2 -	U.S. Status

(c)	upon the issuance thereof, and until such time as the same is no longer required under the applicable requirements of the 1933 Act or applicable U.S. State laws and regulations, the certificates representing any of the Securities will bear a legend in substantially the following form:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”) OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, ONLY (A) TO THE ISSUER, (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE 1933 ACT AND IN COMPLIANCE WITH CANADIAN LOCAL LAWS AND REGULATIONS, (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE 1933 ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN A TRANSACTION THAT OTHERWISE DOES NOT REQUIRE REGISTRATION UNDER THE 1933 ACT OR ANY APPLICABLE STATE SECURITIES LAWS, AND IN THE CASE OF (C) OR (D), THE HOLDER HAS, PRIOR TO SUCH TRANSFER, FURNISHED TO THE ISSUER AN OPINION OF COUNSELOF RECOGNIZED STANDING IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.

and provided that if any of the Securities are being sold by the Subscriber in an off-shore transaction and in compliance with the requirements of Rule 904 of Regulation S, at a time when the Issuer is a “foreign issuer” as defined in Rule 902 of Regulation S, the legend set forth above may be removed by providing such evidence as the Issuer may from time to time prescribe (which may include an opinion of counsel satisfactory to the Issuer, to the effect that the sale of the securities is being made in compliance with Rule 904 of Regulation S;

and provided further, that if any of the Securities are being sold pursuant to Rule 144 of the 1933 Act and in compliance with any applicable state securities laws, the legend may be removed by delivery to the Issuer’s transfer agent of an opinion satisfactory to the Issuer and its transfer agent to the effect that the legend is no longer required under applicable requirements of the 1933 Act and state securities laws;

(d)	the Issuer may make a notation on its records or instruct the registrar and transfer agent of the Issuer in order to implement the restrictions on transfer set forth and described herein;

(e)	the Subscriber understands and acknowledges that the Issuer (i) is not obligated to remain a “foreign issuer” within the meaning of Rule 902 of Regulation S, (ii) may not, at the time the Securities are resold by it or at any other time, be a foreign issuer, and (iii) may engage in one or more transactions which could cause the Issuer not to be a foreign issuer;

(f)	the Subscriber understands and agrees that the financial statements of the Issuer have been prepared in accordance with Canadian generally accepted accounting principles or International Financial Reporting Standards, which differ in some respects from United States generally accepted accounting principles, and thus may not be comparable to financial statements of United States companies;

(g)	the Subscriber understands and agrees that there may be material tax consequences to the Subscriber of an acquisition, disposition or exercise of any of the Securities, and the Issuer gives no opinion and makes no representation with respect to the tax consequences to the Subscriber under United States, state, local or foreign tax law of the Subscriber’s acquisition or disposition of such Securities, and in particular, no determination has been made whether the Issuer will be a “passive foreign investment company” (“PFIC”) within the meaning of Section 1297 of the United States Internal Revenue Code; and

(h)	the funds representing the subscription price which will be advanced by the Subscriber to the Issuer hereunder will not represent proceeds of crime for the purposes of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (the “PATRIOT Act”) and the Subscriber acknowledges that the Issuer may in the future be required by law to disclose the Subscriber’s name and other information relating to the subscription and the Subscriber’s subscription hereunder, on a confidential basis, pursuant to the PATRIOT Act, and that no portion of the subscription price to be provided by the Subscriber (i) has been or will be derived from or related to any activity that is deemed criminal under the laws of the United States of America, or any other jurisdiction, or (ii) is being tendered on behalf of a person or entity who has not been identified to or by the Subscriber, and it shall promptly notify the Issuer if the Subscriber discovers that any of such representations ceases to be true and provide the Issuer with appropriate information in connection therewith.

The representations, warranties, statements and certification made in this Certificate are true and accurate as of the date of this Certificate and will be true and accurate as of the Closing. If any such representation, warranty, statement or certification becomes untrue or inaccurate prior to the Closing, the Subscriber shall give the Issuer immediate written notice thereof.

The Subscriber acknowledges and agrees that the Issuer will and can rely on this Certificate in connection with the Subscriber’s subscription.

Form 2	Certificate for
- 3 -	U.S. Status

IN WITNESS, the undersigned has executed this Certificate as of the______________ day of _______, 20____.

If a corporation, partnership or other entity:	If an individual:

LQR HOUSE INC
Print Name of Subscriber	Print Name of Subscriber

Signature of Authorized Signatory	Signature

Kumar Abhishek, CFO
Name and Position of Authorized Signatory	Jurisdiction of Residence of Subscriber

Jurisdiction of Residence of Subscriber

Form 2	Certificate for
- 4 -	U.S. Status

Form 3

ACKNOWLEDGMENT AND DIRECTION

TO:	Farris LLP

RE:	DRNK Beverage Corp. (the “Issuer”)

Private Placement of Shares

__________

All capitalized terms used herein, unless otherwise defined, have the meanings ascribed thereto in the subscription agreement between the undersigned subscriber (the “Subscriber”) and the Issuer with respect to the subscription executed by the Subscriber with respect to Shares of the Issuer (the “Subscription Agreement”).

The Subscriber hereby confirms that it has deposited $___(the “Deposited Funds”) with Farris for the purchase of __shares of the Issuer (the “Shares”), as set out in the Subscription Agreement.

The Subscriber acknowledges and agrees that Farris in no way represents the interests of the Subscriber in any manner or for any purpose whatsoever. The Subscriber confirms that it has had the opportunity to consult with its own legal counsel with respect to the purchase and any potential resale of the Shares.

The Subscriber hereby expressly and irrevocably authorizes and directs Farris to hold the Deposited Funds in accordance with the terms of the attached Subscription Agreement, and to release and deliver the Deposited Funds to the Issuer or as directed by the Issuer upon issuance of the Shares in accordance with the Subscription Agreement.

Farris shall be and is hereby released indemnified and saved harmless by the Subscriber against all claims, suits, demands, reasonable expenses, liabilities, losses, costs or damages that may be incurred by Farris, including, without limitation, any of the partners, employees or agents of Farris, in completing its duties hereunder, save for fraud, gross negligence or wilful misconduct.

Please provide a description of the source of the Deposited Funds (i.e. the economic activity that generated the funds):

☐	Savings from Salary ☐ Investment Proceeds ☐ Bank Loan ☐ Insurance Proceeds ☐ Inheritance

☐	Other:_______________________________

The Subscriber has read, understands, and agrees to be bound by the terms of this Acknowledgment and Direction.

EXECUTED by the undersigned at this 07 day of June, 2024.

If a corporation, partnership or other entity:	If an individual:

Signature of Authorized Signatory

LQR HOUSE INC
Name of Entity	Signature

______ Type of Entity	Print or Type Name

Kumar Abhishek, CFO
Name and Position of Signatory	Occupation

Form 3